UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-35026	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1021 Anacapa Street Santa Barbara, California		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

On November 30, 2011, the Court granted preliminary approval of the settlement of the derivative and class claims in the action captioned In re Pacific Capital Bancorp Derivative Litigation pending in Superior Court in Santa Barbara, Case No. CIVRS1340825. A Notice of Pendency and Proposed Settlement describing the action, the proposed settlement, and the rights of the settlement class with regard to the settlement is posted on the website of Chapin Fitzgerald Sullivan & Bottini LLP at http://www.cfsblaw.com.

The proposed settlement provides for a full and final dismissal with prejudice of all claims against Pacific Capital Bancorp and the individual defendants. The proposed settlement does not involve any admission of wrong doing or liability, and there has been no adjudication of the merits of the underlying claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

December 6, 2011	By:	/s/ Mark K. Olson

Mark K. Olson
Executive Vice President and Chief Financial Officer